UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2020

AXOGEN, INC.

(Exact name of registrant as specified in its charter)

Minnesota	001-36046	41-1301878
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

13631 Progress Boulevard, Suite 400,
Alachua, Florida	32615
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code

(386) 462-6800
(Former name or former address if changed since last report,)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.01 par value	AXGN	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On October 29, 2020, Axogen, Inc. (the “Company”) issued a press release announcing its third quarter revenue. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

The information furnished pursuant to Item 2.02 of this Current Report, including Exhibit 99.1 hereto, shall not be considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Exchange Act, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of the Company has terminated the twenty percent reduction in cash compensation and board fees that was imposed on the executive officers and directors in April of this year, effective October 25, 2020.

Employment Agreements

On October 29, 2020, following the approval of the Compensation Committee of the Board, Axogen Corporation, a wholly owned subsidiary of the Company (“AC”), entered into amended and restated employment agreements (each, an “Amended and Restated Employment Agreement” and, collectively, the “Amended and Restated Employment Agreements”) with Karen Zaderej, Chief Executive Officer and President, Peter Mariani, Chief Financial Officer, Eric Sandberg, Chief Commercial Officer, Maria Martinez, Chief Human Resources Officer, Isabelle Billet, Chief Strategy and Business Development Officer, Bradley Ottinger, General Counsel and Chief Compliance Officer and Angelo Scopelianos, Vice President, Research and Development. The Compensation Committee of the Board reviewed the executive management employment agreements with their compensation consultant. The changes made to the employment agreements were viewed as necessary to provide consistency between AC’s executive employment agreements and to reflect its belief as to providing appropriate competitive market terms.

The terms of the Amended and Restated Employment Agreement for Ms. Zaderej remains materially the same as the previously filed executive employment agreement which appeared as Exhibit 10.7.1 to the Company’s Annual Report on Form 10-K, filed February 24, 2020, as amended. The primary changes to Ms. Zaderej’s Amended and Restated Employment Agreement include, but are not limited to, the following:

-	In the event that termination occurs in connection with a Change in Control (as defined in the Amended and Restated Employment Agreements) Ms. Zaderej will receive: (a) a separation payment of twenty-four (24) months of base salary paid in a lump sum within 60 days; (b) an amount equal to 200% of any bonuses or commissions paid to Ms. Zaderej during the twelve (12) months prior to her termination of employment; (c) payment of premiums for Ms. Zaderej and her covered dependents’ COBRA for the first eighteen (18) months of the COBRA continuation period; and (d) the full acceleration of the vesting of all of Ms. Zaderej’s equity awards.

-	In the event that termination occurs in the absence of a Change in Control, Ms. Zaderej will receive (a) a separation payment of twelve (12) months base salary paid in a lump sum within 60 days; (b) an amount equal to 100% of any bonuses or commissions paid to Ms. Zaderej during the year prior to her termination of employment; and (c) payment of premiums for Ms. Zaderej and her covered dependents’ COBRA for the first twelve (12) months of the COBRA continuation period.

-	The definition of “Good Reason” was amended to include the situation whereby Ms. Zaderej is required to perform a substantial portion of her duties at a facility which is more than 50 miles from the facility for which she performed a substantial portion of her duties within 365 days of a Change in Control.

-	The term of Ms. Zaderej’s non-solicitation period is two (2) years.

The terms of the Amended and Restated Employment Agreements for Mr. Mariani, Mr. Sandberg, Ms. Martinez, Ms. Billet and Mr. Ottinger remain materially the same as the previously filed executive employment agreements which appeared as Exhibits 10.18, 10.45, 10.39, 10.36, respectively, to the Company’s Annual Report on Form 10-K, filed February 24, 2020, as amended and

Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed June 1, 2020. The primary changes to the Amended and Restated Employment Agreements were made to provide consistency within AC’s executive employment agreements and include, but are not limited to, the following:

-	In the event that termination occurs in connection with a Change in Control (as defined in the Amended and Restated Employment Agreements) the executive will receive: (a) a separation payment of eighteen (18) months of base salary paid in a lump sum within 60 days; (b) an amount equal to 150% of any bonuses or commissions paid to employee during the year prior to employee’s termination of employment; and (c) payment of premiums for the employee and his or her covered dependents’ COBRA for the first eighteen (18) months of the COBRA continuation period.

-	In the event that termination occurs in the absence of a Change in Control, the executive will receive: (a) a separation payment of twelve (12) months base salary paid in a lump sum within 60 days; (b) an amount equal to 100% of any bonuses or commissions paid to employee during the year prior to employee’s termination of employment; and (c) payment of premiums for the employee and his or her covered dependents’ COBRA for the first twelve (12) months of the COBRA continuation period.

-	The definition of “Good Reason” was amended to include the situation whereby the employee is required to perform a substantial portion of his or her duties at a facility which is more than 50 miles from the facility for which employee performed a substantial portion of his or her duties within 365 days of a Change in Control.

-	The term of the employee non-solicitation is two (2) years and the term of the employee non-competition is one (1) year.

The terms of the Amended and Restated Employment Agreement for Mr. Scopelianos remain materially the same as his previously filed executive employment agreement which appeared as Exhibit 10.32 of the Company’s Annual Report on Form 10-K, filed February 24, 2020, as amended.  The primary changes include, but are not limited to, the following:

-	In the event that termination occurs in connection with a Change in Control (as defined in the Amended and Restated Employment Agreements) the executive will receive: (a) a separation payment of fifteen (15) months of base salary paid in a lump sum within 60 days; (b) an amount equal to 125% of any bonuses or commissions paid to employee during the year prior to employee’s termination of employment; and (c) payment of premiums for the employee and his covered dependents’ COBRA for the first eighteen (15) months of the COBRA continuation period.

-	In the event that termination occurs in the absence of a Change in Control, the executive will receive, among other things, (a) a separation payment of twelve (12) months base salary paid in a lump sum within 60 days; (b) an amount equal to 100% of any bonuses or commissions paid to employee during the year prior to employee’s termination of employment and (c) a payment of premiums for the employee and his covered dependents’ COBRA for the first twelve (12) months of the COBRA continuation period.

-	The definition of “Good Reason” was amended to include the situation whereby the employee is required to perform a substantial portion of his duties at a facility which is more than 50 miles from the facility for which employee performed a substantial portion of his duties immediately prior to the Change in Control.

The foregoing description of the Amended and Restated Employment Agreements are qualified in their entirety by reference to the full text thereof, a copy of which are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7 to this Current Report and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits

10.1	Amended and Restated Employment Agreement, dated November 1, 2020, by and between Axogen Corporation and Karen Zaderej.
10.2	Amended and Restated Employment Agreement, dated November 1, 2020, by and between Axogen Corporation and Peter Mariani.
10.3	Amended and Restated Employment Agreement, dated November 1, 2020, by and between Axogen Corporation and Eric Sandberg.
10.4	Amended and Restated Employment Agreement, dated November 1, 2020, by and between Axogen Corporation and Maria Martinez.
10.5	Amended and Restated Employment Agreement, dated November 1, 2020, by and between Axogen Corporation and Isabelle Billet.
10.6	Amended and Restated Employment Agreement, dated November 1, 2020, by and between Axogen Corporation and Bradley Ottinger.
10.7	Amended and Restated Employment Agreement, dated November 1, 2020, by and between Axogen Corporation and Angelo Scopelianos.
99.1	Axogen Press Release, dated October 29, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 29, 2020

AXOGEN, INC.

	By:	/s/ Bradley L. Ottinger, Esq.
	Name:	Bradley L. Ottinger, Esq.
	Title:	General Counsel